PROMISSORY NOTE


    Principal $15,000,000.00  Loan Date 02-24-1997  Maturity 06-05-1998
    Loan No Call collateral Account 2755863331 Officer 309 Initials References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item
    Borrower: ELECTRONIC FAB TECHNOLOGY CORP., COLORADO
  CORPORATION
              7251 WEST 4TH STREET
              GREELEY, CO  80634
    Lender: BANK ONE, COLORADO, N.A.
            DOWNTOWN GREELEY BANKING CENTER
            2696 SOUTH COLORADO BLVD.
            DENVER, CO     80222

    Principal Amount: $15,000,000.00 Initial Rate: 8.500% Date of Note:
    February 24, 1997

    PROMISE TO PAY. ELECTRONIC FAB TECHNOLOGY CORP., A
  COLORADO CORPORATION
    ( Borrower ) promises to pay to BANK ONE, COLORADO, N.A. ( Lender ), or order, In lawful money of the United States of America, the principal amount of Fifteen Million & 00/100 Dollars ($15,000,000.00) or so much as may be outstanding, together with Interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

    PAYMENT. Borrower will pay this loan In one payment of all outstanding principal plus all accrued unpaid interest on June 5,1998. In addition, Borrower will pay regular monthly payments of accrued unpaid Interest beginning April 5, 1997, and all subsequent Interest payments are due on the same day of each month after that Interest on this Note is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lenders address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

    VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is the LENDER S PRIME RATE (the index). PRIME RATE IS THE LENDER S BASE
  LENDING
    RATE AS ANNOUNCED BY THE LENDER FROM TIME TO TIME AT ITS
  SOLE
    DISCRETION. AT ANY GIVEN TIME, THE LENDER MAY MAKE LOANS, AT,
  ABOVE, OR
    BELOW ITS PRIME RATE. Lender will tell Borrower the current Index rate upon Borrowers request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each DAY. The Index currently Is 8250% per annum. The Interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 0.250 percentage points over the Index, resulting In an Initial rate of 8.500% per annum. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

    PREPAYMENT; MINIMUM INTEREST CHARGE. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. In any event, even upon full prepayment of this Note, Borrower understands that Lender is entitled to a minimum interest charge of $25.00. Other than Borrower s obligation to pay any minimum interest charge, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrowers obligation to continue to make payments of accrued unpaid interest. Rather, they will reduce the principal balance due.

    DEFAULT. Borrower will be in default if any of the following happens:
    (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, In favor of any other creditor or person that may materially affect any of Borrower s property or Borrower s ability to repay this Note or perform Borrower s obligations under this Note or any of the Related Documents. (d) Any representation or statement made or furnished to Lender by Borrower or on Borrower s behalf is false or misleading in any material respect either now or at the time made or furnished. (e) Borrower becomes insolvent, a receiver is appointed for any part of Borrowers property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Any creditor tries to take any of Borrowers property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower s accounts with Lender. (g) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (h) A material adverse change occurs in Borrowers financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

    LENDER S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, il permitted under applicable law, do one or both of the following: (a) increase the variable interest rate on this Note to 25.000% per annum, and (b) add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid at the rate provided in this Note (including any increased rate). The interest rate will not exceed the maximum rate permitted by applicable law. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lenders attorneys fees and Lender s legal expenses whether or not there is a lawsuit, including attorneys fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law. This Note has been delivered to Lender and accepted by Lender In the State of Colorado. It there Is a lawsuit, Borrower agrees upon Lender s request to submit to the jurisdiction of the courts of WELD County, the State of Colorado. Lender and Borrower hereby waive the right to any jury trial tn any action, proceeding, or counterclaim brought by either Lender or Borrower against the other. This Note shall be governed by and construed In accordance with the laws of the State of Colorado.

    RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrowers right, title and interest in and to, Borrowers accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

    LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note, as well as directions for payment from Borrowers accounts, may be requested orally or In writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrowers accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lenders internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent- (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor s guarantee of this Note or any other loan with Lender; or (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender.

    GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Nob, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender s security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

02-24-1997 PROMISSORY NOTE Page 2
    Loan No (Continued)

    PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD
  ALL THE
    PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE
    PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND
  ACKNOWLEDGES
    RECEIPT OF A COMPLETED COPY OF THE NOTE.

    BORROWER:

    ELECTRONIC FAB TECHNOLOGY CORP., A COLORADO CORPORATION

    By:  JACK CALDERON
         JACK CALDERON, PRESIDENT & CEO
    By:  STUART W. FUHLENDORF
             STUART W. FUHLENDORF, CFO & TREASURER
PROMISSORY NOTE


    Principal $4,900,000.00  Loan Date 02-24-1997  Maturity 05-24-1997  Loan
    No Call collateral Account 2755863331 Officer 309 Initials References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item
    Borrower:    ELECTRONIC FAB TECHNOLOGY CORP., A
            COLORADO CORPORATION
            7251 WEST 4TH STREET
            GREELEY, CO 80634
    Lender:      BANK ONE, COLORADO, N.A.
            DOWNTOWN GREELEY BANKING CENTER
            2696 SOUTH COLORADO BLVD.
            DENVER, CO     80222

    Principal Amount: $4,900,000.00 Initial Rate: 8.500% Date of Note:
    February 24, 1997

    PROMISE TO PAY. ELECTRONIC FAB TECHNOLOGY CORP., A
  COLORADO CORPORATION
    ( Borrower ) promises to pay to BANK ONE, COLORADO, N.A. ( Lender ), or order, In lawful money of the United States of America, the principal amount of Four Million Nine Hundred Thousand & 00/100 Dollars
    ($4,900,000.00), together with Interest on the unpaid outstanding principal balance from February 24, 1997, until paid in full.

    PAYMENT. Borrower will pay this loan In one principal payment of $4,900,000.00 plus interest on May 24, 1997. This payment due May 24, 1997, will be for all principal and accrued interest not yet paid. Interest on this Note is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lenders address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

    VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is the LENDER S PRIME RATE (the index). PRIME RATE IS THE LENDER S BASE
  LENDING
    RATE AS ANNOUNCED BY THE LENDER FROM TIME TO TIME AT ITS
  SOLE
    DISCRETION. AT ANY GIVEN TIME, THE LENDER MAY MAKE LOANS, AT,
  ABOVE, OR
    BELOW ITS PRIME RATE. Lender will tell Borrower the current Index rate upon Borrowers request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each DAY. The Index currently Is 8.250% per annum. The Interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 0.250 percentage points over the Index, resulting In an Initial rate of 8.500% per annum. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

    PREPAYMENT; MINIMUM INTEREST CHARGE. In any event, even upon full prepayment of this Note, Borrower understands that Lender is entitled to a minimum interest charge of $25.00. Other than Borrower s obligation to pay any minimum interest charge, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrowers obligation to continue to make payments under the payment schedule. Rather, they will reduce the principal balance due.

    DEFAULT. Borrower will be in default if any of the following happens:
    (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any Ioan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, In favor of any other creditor or person that may materially affect any of Borrower s property or Borrower s ability to repay this Note or perform Borrower s obligations under this Note or any of the Related Documents. (d) Any representation or statement made or furnished to Lender by Borrower or on Borrower s behalf is false or misleading in any material respect either now or at the time made or furnished. (e) Borrower becomes insolvent, a receiver is appointed for any part of Borrowers property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Any creditor tries to take any of Borrowers property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower s accounts with Lender. (g) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (h) A material adverse change occurs in Borrowers financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

    LENDER S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, il permitted under applicable law, do one or both of the following: (a) increase the variable interest rate on this Note to 25.000% per annum, and (b) add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid at the rate provided in this Note (including any increased rate). The interest rate will not exceed the maximum rate permitted by applicable law. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lenders attorneys fees and Lender s legal expenses whether or not there is a lawsuit, including attorneys fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated postjudgment collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law. This Note has been delivered to Lender and accepted by Lender In the State of Colorado. If there Is a lawsuit, Borrower agrees upon Lender s request to submit to the jurisdiction of the courts of WELD County, the State of Colorado. Lender and Borrower hereby waive the right to any jury trial to any action, proceeding, or counterclaim brought by either Lender or Borrower against the other. This Note shall be governed by and construed In accordance with the laws of the State of Colorado.

    RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrowers right, title and interest in and to, Borrowers accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

    GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender s security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

    PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD
  ALL THE
    PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE
    PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND
  ACKNOWLEDGES
    RECEIPT OF A COMPLETED COPY OF THE NOTE.

    BORROWER:

    ELECTRONIC FAB TECHNOLOGY CORP., A COLORADO CORPORATION

    By:   Jack Calderon
       JACK CALDERON, PRESIDENT & CEO
    By:   Stuart W. Fuhlendorf
          STUART W. FUHLENDORF, CFO & TREASURER

PROMISSORY NOTE


    Principal $1,800,000.00  Loan Date 02-24-1997  Maturity 04-05-2002  Loan
    No Call collateral Account 2755863331 Officer 309 Initials References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item
    Borrower:    ELECTRONIC FAB TECHNOLOGY CORP., A
            COLORADO CORPORATION
            7251 WEST 4TH STREET
            GREELEY, CO 80634
    Lender:      BANK ONE, COLORADO, N.A.
            DOWNTOWN GREELEY BANKING CENTER
            2696 SOUTH COLORADO BLVD.
            DENVER, CO     80222

    Principal Amount: $1,800,000.00 Initial Rate: 8.950% Date of Note:
    February 24, 1997

    PROMISE TO PAY. ELECTRONIC FAB TECHNOLOGY CORP., A
  COLORADO CORPORATION
    ( Borrower ) promises to pay to BANK ONE, COLORADO, N.A. ( Lender ), or order, In lawful money of the United States of America, the principal amount of One Million Eight Hundred Thousand & 00/100 Dollars
    ($1,800,000.00), together with Interest on the unpaid outstanding principal balance from February 24, 1997, until paid in full.

    PAYMENT. Subject to any payment changes resulting from changes in the index, Borrower willpay this loan in 60 regualr payments of $36,983.00 each and one irregular last payment estimated at $41,346.99. Borrower's first payment is due April 5, 1997, and all subsequent payments are due on the same day of each month after that. Borrowr's final payment due April 5, 2002, will be for all principal and all accrued interest not yet paid. Payments include principal and interest. Interest on this
    Note is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lenders address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

    VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the Weekly Average Yield on United States Treasury Securities adjusted to a constant maturity of (5) five years, as made available by the Federal Reserve Board (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loand, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each Five years. The Index currently is 6.200% per annum. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 2.750 percentage points over the Index, resulting in an initial rate of 8.950% per annum. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law. Whenever increases occur in the interest rate, Lender, at its option, may do one or more of the following: (a) increase Borrower's payments to ensure Borrower's loan will pay off by its original final maturity date, (b) increase Borrower's payments to cover accruing interest, (c) increase the number of Borrower's payments, and (d) continue Borrower's payments at the same amount and increase Borrower's final payment.

    PREPAYMENT; MINIMUM INTEREST CHARGE. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment(whether voluntary or as a result of default), except as other wise required by law. In any event, even upon full prepayment of this Note, Borrower understands that Lender is entitled to a minimum interest charge of $25.00. Other than Borrower s obligation to pay any minimum interest charge, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrowers obligation to continue to make payments under the payment schedule. Rather, they will reduce the principal balance due and may result in Borrower making fewer payments.

    DEFAULT. Borrower will be in default if any of the following happens:
    (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any Ioan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, In favor of any other creditor or person that may materially affect any of Borrower s property or Borrower s ability to repay this Note or perform Borrower s obligations under this Note or any of the Related Documents. (d) Any representation or statement made or furnished to Lender by Borrower or on Borrower s behalf is false or misleading in any material respect either now or at the time made or furnished. (e) Borrower becomes insolvent, a receiver is appointed for any part of Borrowers property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Any creditor tries to take any of Borrowers property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower s accounts with Lender. (g) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (h) A material adverse change occurs in Borrowers financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

    LENDER S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, do one or both of the following: (a) increase the variable interest rate on this Note to 25.000% per annum, and (b) add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid at the rate provided in this Note (including any increased rate). The interest rate will not exceed the maximum rate permitted by applicable law. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lenders attorneys fees and Lender s legal expenses whether or not there is a lawsuit, including attorneys fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated postjudgment collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law. This Note has been delivered to Lender and accepted by Lender In the State of Colorado. If there Is a lawsuit, Borrower agrees upon Lender s request to submit to the jurisdiction of the courts of WELD County, the State of Colorado. Lender and Borrower hereby waive the right to any jury trial to any action, proceeding, or counterclaim brought by either Lender or Borrower against the other. This Note shall be governed by and construed In accordance with the laws of the State of Colorado.

    RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrowers right, title and interest in and to, Borrowers accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

    GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender s security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

    PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD
  ALL THE
    PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE
    PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND
  ACKNOWLEDGES
    RECEIPT OF A COMPLETED COPY OF THE NOTE.

    BORROWER:

    ELECTRONIC FAB TECHNOLOGY CORP., A COLORADO CORPORATION

    By:   Jack Calderon
       JACK CALDERON, PRESIDENT & CEO
    By:   Stuart W. Fuhlendorf
          STUART W. FUHLENDORF, CFO & TREASURER





    COMMERCIAL SECURITY AGREEMENT

    Principal Loan date 02-24-1997 Maturity 05-24-1997 Loan No Call collateral Account 2755863331
    Officer 309  Initials
    References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
    Borrower:    ELECTRONIC FAB TECHNOLOGY CORP., A
                COLORADO CORPORATION
            7251 WEST 4TH STREET
            GREELEY, CO 80634
    Lender: BANK ONE, COLORADO, N.A.
            DOWNTOWN GREELEY BANKING CENTER
            2696 SOUTH COLORADO BLVD.
            DENVER, CO 80222

    Grantor:     ELECTRONIC FAB TECHNOLOGY CORP., A COLORADO
  CORPORATION,
                   CURRENT ELECTRONICS (WASHINGTON), INC., A WASHINGTON CORPORATION and CURRENT ELECTRONICS, INC., AN OREGON CORPORATION f/k/a CURRENT MERGER CORP.

    THIS COMMERCIAL SECURITY AGREEMENT 15 entered Into among
  ELECTRONIC FAB
    TECHNOLOGY CORP., A COLORADO CORPORATION (referred to below as "Borrower"); ELECTRONIC FAB TECHNOLOGY CORP., A COLORADO
  CORPORATION,
    CURRENT ELECTRONICS (WASHINGTON), INC., A WASHINGTON
  CORPORATION and
    CURRENT ELECTRONICS, INC., AN OREGON CORPORATION f/k/a
  CURRENT MERGER
    CORP. (referred to below Individually and collectively as "Grantor"); and BANK ONE, COLORADO, N.A. {referred to below as "Lender"). For valuable consideration, Grantor grants to Lender a security Interest In the Collateral to secure the Indebtedness and agrees that Lender shall have tho rights stated In this Agreement with respect to the Collateral, In addition to all other rights which Lender may have by law.

    DEFINITIONS. The following words shall have the following meanings when used In this Agreement. Terms not otherwise defined In this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

    Agreement. The word "Agreement means this Commercial Security Agreement, as this Commercial Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Security Agreement from time to time.

    Borrower. The word "borrower" means each and every person or entity signing the Note, including without limitation ELECTRONIC FAB
  TECHNOLOGY
    CORP., A COLORADO CORPORATION.

    Collateral. The word "Collateral means the following described property of Grantor, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

    All Inventory, chattel paper, accounts, equipment, general Intangibles and fixtures, together with the following specifically described property: INCLUDING ALL CONTRACT RIGHTS

    In addition, the word "Collateral" includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

    (a) All attachments, accessions, accessories, tools, parts, supplies, increases, and additions to and all replacements of and substitutions for any property described above.

    (b) All products and produce of any of the property described in this Collateral section.

    (c) All accounts, general intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, or other disposition of any of the property described in this Collateral section.

    (d) All proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition of any of the property described In this Collateral section.

    (e) All records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Grantor's right, title, and Interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

    Fixtures are and will be located on the following described real estate:

    SEE THE ATTACHED EXHIBIT "B" FOR COMPLETE LEGAL DESCRIPTION
  OF FIXTURES.
    The record owners of the real property are HEWITSON 1 PROPERTIES, INC., HHH PROPERTIES, INC. and D & D SCHMITZ INVESTMENTS, INC.,,

    Event of Default. The words event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled events of Default."

    Grantor. The word "Grantor" means ELECTRONIC FAB TECHNOLOGY
  CORP., A
    COLORADO CORPORATION, CURRENT ELECTRONICS (WASHINGTON),
  INC., A
    WASHINGTON CORPORATION and CURRENT ELECTRONICS, INC., AN
  OREGON
    CORPORATION f/k\a CURRENT MERGER CORP.. Any Grantor who signs this Agreement, but does not sign the Note, is signing this Agreement only to grant a security interest in Grantor's Interest in the Collateral to Lender and is not personally liable under the Note except as otherwise provided by contract or law (e.g., personal liability under a guaranty or as a surety).

    Guarantor. The word wGuarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with the Indebtedness

    Indebtedness. The word lndebtedness" means the indebtedness evidenced by the Note, including all principal and interest, together with all other indebtedness and costs and expenses for which Grantor or Borrower is responsible under this Agreement or under any of the Related Documents. In addition, the word "Indebtedness" includes all other obligations, debts and liabilities, plus interest thereon, of Borrower, w any one or more of them, to Lender, as well as all claims by Lender against Borrower, or any one or more of them, whether existing now or later; whether they are voluntary or involuntary, due or not due, direct or indirect, absolute or contingent, liquidated or unliquidated; whether Borrower may be liable Individually or Jointly with others; whether Borrower may be obligated as guarantor, surety accommodation party or otherwise whether recovery upon such indebtedness may be or hereafter may become barred by any statute of limitations; and whether such indebtedness may be or hereafter may become otherwise unenforceable.

    Lender. The word "lender" means BANK ONE, COLORADO, NA., its successors and assigns.

    Note. The word "Note" means the note or credit agreement dated February 24, 1997, In the principal amount of $4,900,000.00 from Borrower to Lender, together with all renewals of, extensions of, modifications of, refinancing of, consolidations of and substitutions for the nob or credit agreement.

    Related Documents. The words rRelated Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other Instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

    BORROWER'S WAIVERS AND RESPONSIBILITIES. Except as otherwise required under this Agreement or by applicable law, (a) Borrower agrees that Lender need not tell Borrower about any action or inaction Lender takes In connection with this Agreement; (b) Borrower assumes the responsibility for being and keeping Informed about the Collateral; and
    (c) Borrower waives any defenses that may arise because of any action or inaction of Lender, including without limitation any failure of Lender to realize upon the Collateral or any delay by Lender in realizing upon the Collateral; and Borrower agrees to remain liable under the Note no matter what action Lender takes or fails to take under this Agreement.

    GRANTOR'S REPRESENTATIONS AND WARRANTIES. Grantor warrants that: (a)
    this Agreement is executed at Borrower's request and not at the request of Lender; (b) Grantor has the full right, power and authority to enter into this Agreement and to pledge the Collateral to Lender; (c) Grantor has established adequate means of obtaining from Borrower on a continuing basis Information about Borrower's financial condition; and
    (d) Lender has made no representation to Grant about Borrower or Borrower's creditworthiness.

    GRANTOR'S WAIVERS. Grantor waives all requirements of presentment, protest, demand, and notice of dishonor or non-payment to Grantor Borrower, or any other party to the Indebtedness or the Collateral. Lender may do any of the following with respect to any obligation of any Borrower without first obtaining the consent of Grantor: (a) grant any extension of time for any payment, (b) grant any renewal, (c) permit any modification of payment terms or other terms, or (d) exchange or release any Collateral or other security. No such act or failure to act shall affect Lender's rights against Grantor or the Collateral.

    02-24-1997 COMMERCIAL SECURITY AGREEMENT Page 2 Loan No
  (Continued)

    If now or hereafter (a) Borrower shall be or become insolvent, and (b) the Indebtedness shall not at all times until paid be fully secured by collateral pledged by Borrower, Grantor hereby forever waives and relinquishes in favor of Lender and Borrower, and their respective successors, any claim or right to payment Grantor may now have or hereafter have or acquire against Borrower, by subrogation or otherwise, so that at no time shall Grantor be or become a creditor" of Borrower within the meaning of 11 U.S.C. section 547(b), or any successor provision of the Federal bankruptcy laws.

    RIGHT OF SETOFF. Grantor hereby grants Lender a contractual possessory security interest in and hereby assigns, conveys, delivers, pledges, and transfers all of Grantor s right, title and interest in and to Grantor s accounts with Lender (whether checking, savings, or some other account), including all accounts held jointly with someone else and all accounts Grantor may open in the future, excluding, however, all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Grantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all Indebtedness against any and all such accounts.

    OBLIGATIONS OF GRANTOR. Grantor warrants and covenants to Lender as follows:

    Perfection of Security Interest. Grantor agrees to execute such financing statements and to take whatever other actions are requested by Lender to perfect and continue Lenders security interest In the Collateral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lenders interest upon any and all chattel paper if not delivered to Lender for possession by Lender. Grantor hereby appoints Lender as its irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue the security interest granted in this Agreement. Lender may at any time, and without further authorization from Grantor, file a carbon, photographic or other reproduction of any financing statement or of this Agreement for use as a financing statement. Grantor will reimburse Lender for all expenses for the perfection and the continuation of the perfection of Lender s security interest In the Collateral. Grantor promptly will notify Lender before any change in Grantors name including any change to the assumed business names of Grantor. This Is a continuing Security Agreement and will continue In effect even though all or any part of the Indebtedness Is paid In full and even though for a period of time Borrower may not be Indebted to Lender.

    No Violation. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its articles or agreements relating to entity incorporation, organization or existence do not prohibit any term or condition of this Agreement.

    Enforceability of Collateral. To the extent the Collateral consists of accounts, chattel paper, or general intangibles, the Collateral is enforceable in accordance with its terms, is genuine, and complies with applicable laws concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral. At the time any account becomes subject to a security interest in favor of Lender, the account shall be a good and valid account representing an undisputed, bona fide indebtedness incurred by the account debtor, for merchandise held subject to delivery instructions or theretofore shipped or delivered pursuant to a contract of sale, or for services theretofore performed by Grantor with or for the account debtor; there shall be no setoffs or counterclaims against any such account; and no agreement under which any deductions or discounts may be claimed shall have been made with the account debtor except those disclosed to Lender in writing.

    Location of the Collateral. Grantor, upon request of Lender, will deliver to Lender in form satisfactory to Lender a schedule of real properties and Collateral locations relating to Grantors operations, including without limitation the following: (a) all real property owned or being purchased by Grantor; (b) all real property being rented or leased by Grantor; (c) all storage facilities owned, rented, leased, or being used by Grantor; and (d) all other properties where Collateral is or may be located. Except in the ordinary course of its business, Grantor shall not remove the Collateral from its existing locations without the prior written consent of Lender.

    Removal of Collateral. Grantor shall keep the Collateral (or to the extent the Collateral consists of intangible property such as accounts the records concerning the Collateral) at Grantor s address shown above, or at such other locations as are acceptable to Lender. Some or all of the Collateral may be located at the real property described above. Except in the ordinary course of its business, including the sales of inventory, Grantor shall not remove the Collateral from its existing locations without the prior written consent of Lender. To the extent that the Collateral consists of vehicles, or other titled property, Grantor shall not take or permit any action which would require application for certificates of title for the vehicles outside the State of Colorado, without the prior written consent of Lender.

    Transactions Involving Collateral. Except for inventory sold or accounts collected in the ordinary course of Grantor s business, Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral. While Grantor Is not in default under this Agreement, Grantor may sell inventory, but only in the ordinary course of its business and only to buyers who qualify as a buyer in the ordinary course of business. A sale in the ordinary course of Grantors business does not include a transfer in partial or total satisfaction of a debt or any bulk sale. Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security Interest, encumbrance, or charge, other than the security interest provided for in this Agreement, without the prior written consent of Lender. This includes security interests even If Junior in right to the security interests granted under this Agreement. Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.

    Title. Grantor represents and warrants to Lender that it holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement. No financing statement covering any of the Collateral is on file in any public office other than those which reflect the security Interest created by this Agreement or to which Lender has specifically consented. Grantor shall defend Lender s rights in the Collateral against the claims and demands of all other persons.

    Collateral Schedules and Locations. As often as Lender shall require, and insofar as the Collateral consists of accounts and general intangibles, Grantor shall deliver to Lender schedules of such Collateral, including such Information as Lender may require, including without limitation names and addresses of account debtors and agings of accounts and general intangibles. Insofar as the Collateral consists of inventory and equipment, Grantor shall deliver to Lender, as often as Lender shall require, such lists, descriptions, and designations of such Collateral as Lender may require to identify the nature, extent, and location of such Collateral. Such information shall be submitted for Grantor and each of its subsidiaries or related companies.

    Maintenance and Inspection of Collateral. Grantor shall maintain all tangible Collateral in good condition and repair. Grantor will not commit or permit damage to or destruction of the Collateral or any part of the Collateral. Lender and its designated representatives and agents shall have the right at all reasonable times to examine, inspect, and audit the Collateral wherever located. Grantor shall immediately notify Lender of all cases involving the return, rejection, repossession, loss or damage of or to any Collateral; of any request for credit or adjustment or of any other dispute arising with respect to the Collateral; and generally of all happenings and events affecting the Collateral or the value or the amount of the Collateral.

    Taxes, Assessments and Liens. Grantor will pay when due all taxes, assessments and liens upon the Collateral, its use or operation, upon this Agreement, upon any promissory note or notes evidencing the Indebtedness, or upon any of the other Related Documents. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender s interest in the Collateral is not Jeopardized in Lenders sole opinion. If the Collateral is subjected to a lien which is not discharged within fifteen (15) days, Grantor shall deposit with Lender cash, a sufficient corporate surety bond or other security satisfactory to Lender in an amount adequate to provide for the discharge of the lien plus any interest, costs, attorneys fees or other charges that could accrue as a result of foreclosure or sale of the Collateral. In any contest Grantor shall defend itself and Lender and shall satisfy any final adverse Judgment before enforcement against the Collateral. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.

    Compliance With Governmental Requirements. Grantor shall comply promptly with all laws, ordinances, rules and regulations of all governmental authorities, now or hereafter in effect, applicable to the ownership, production, disposition, or use of the Collateral. Grantor may contest In good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Lenders Interest in the Collateral, in Lenders opinion, is not jeopardized.

    Hazardous Substances. Grantor represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used for the generation, manufacture, storage, transportation, treatment, disposal, release or threatened release of any hazardous waste or substance, as those terms are defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No 90-499 ( SARA ), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C.
    Section 6901, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. The terms "hazardous waste" and "hazardous substance" shall also include, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos. The representations and warranties contained herein are based on Grantors due diligence in investigating the Collateral for hazardous wastes and substances. Grantor hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Lender against any and alt claims and losses resulting from a breach of this provision of this Agreement. This obligation to indemnify shall survive the payment of the Indebtedness and the satisfaction of this Agreement.

    Maintenance of Casualty Insurance. Grantor shall procure and maintain all risks insurance, including without limitation fire, theft and liability coverage together with such other Insurance as Lender may require with respect to the Collateral, In form, amounts, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender. Grantor, upon request of

    Lender,02-24-1997 COMMERCIAL SECURITY AGREEMENT Page 3
    Loan No (Continued)

    will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, Including stipulations that coverages will not be cancelled or diminished without at least ten (10) days' prior written notice to Lender and not including any disclaimer of the insurer's liability for failure to give such a notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest, Grantor will provide Lender with such loss payable or other endorsements as Lender may require. If Grantor at any time fails to obtain or maintain any insurance as required under this Agreement, Lender may (but shall not be obligated to) obtain such insurance as Lender deems appropriate, including if it so chooses "single interest insurance," which will cover only Lender's interest in the Collateral.

    Application of Insurance Proceeds. Grantor shall promptly notify Lender of any loss or damage to the Collateral. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. All proceeds of any insurance on the Collateral, including accrued proceeds thereon, shall be held by Lender as part of the Collateral. It Lender consents to repair or replacement of the damaged or destroyed Collateral, Lender shall, upon satisfactory proof of expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration. If Lender does not consent to repair or replacement of the Collateral, Lender shall retain a sufficient amount of the proceeds to pay all of the Indebtedness, and shall pay the balance to Grantor. Any proceeds which have not been disbursed within six (6) months after their receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the Indebtedness.

    Insurance Reserves. Lender may require Grantor to maintain with Lender reserves for payment of insurance premiums, which reserves shall be created by monthly payments from Grantor of a sum estimated by Lender to be sufficient to produce, at least fifteen (15) days before the premium due date, amounts at least equal to the insurance premiums to be paid. If fifteen (15) days before payment is due, the reserve funds are insufficient, Grantor shall upon demand pay any deficiency to Lender. The reserve funds shall be held by Lender as a general deposit and shall constitute a noninterest-bearing account which Lender may satisfy by payment of the insurance premiums required to be paid by Grantor as they become due. Lender does not hold the reserve funds in trust for Grantor, and Lender is not the agent of Grantor for payment of the insurance premiums required to be paid by Grantor. The responsibility for the payment of premiums shall remain Grantor's sole responsibility.

    Insurance Reports. Grantor, upon request of Lender, shall furnish to Lender reports on each existing policy of insurance showing such information as Lender may reasonably request including the following:
    (a) the name of the insurer; (b) the risks Insured; (c) the amount of the policy, (d) the property insured, (e) the then current value on the basis of which insurance has been obtained and the manner of determining that value; and (f) the expiration date of the policy. In addition, Grantor shall upon request by Lender (however not more often than annually) have an independent appraiser satisfactory to Lender determine, as applicable, the cash value or replacement cost of the Collateral.

    GRANTOR'S RIGHT TO POSSESSION AND TO COLLECT ACCOUNTS. Until default and except as otherwise provided below with respect to accounts, Grantor may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents, provided that Grantor's right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender's security interest in such Collateral. Until otherwise notified by Lender, Grantor may collect any of the Collateral consisting of accounts. At any time and even though no Event of Default exists, Lender may exercise its rights to collect the accounts and to notify account debtors to make payments directly to Lender for application to the Indebtedness. If Lender at any time has possession of any Collateral. whether before or after an Event of Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender's sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of Itself be deemed to be a failure to exercise reasonable care. Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the Indebtedness.

    EXPENDITURES BY LENDER. if not discharged or paid when due, Lender may
    (but shall not be obligated to) discharge or pay any amounts required to be discharged or paid by Grantor under this Agreement, including without limitation all taxes, liens, security interests, encumbrances, and other claims, at any time levied or placed on the Collateral. Lender also may (but shall not be obligated to) pay all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses shall become a part of the Indebtedness and at Lender's option, will (a) be payable on demand, (b) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (i) the term of any applicable insurance policy or (ii) the remaining term of the Note, or (c) be treated as a balloon payment which will be due and payable at the Note's maturity. This Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of an Event of Default.

    EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

    Default on Indebtedness. Failure of Borrower to make any payment when due on the Indebtedness.

    Other Defaults. Failure of Grantor or Borrower to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or failure of Borrower to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

    Default In Favor of Third Parties. Should Borrower or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

    False Statements. Any warranty, representation or statement made or furnished to Lender by or on behalf of Grantor or Borrower under this Agreement, the Note or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished.

    Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral documents to create a valid and perfected security interest or lien) at any time and for any reason.

    Insolvency. The dissolution or termination of Grantor or Borrower's existence as a going business, the insolvency of Grantor or Borrower, the appointment of a receiver for any part of Grantor or Borrower's properly, any assignment for the benefit of creditors, any type of creditor workout or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor or Borrower.

    Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding self-help repossession or any other method, by any creditor of Grantor or Borrower or by any governmental agency against the Collateral or any other collateral securing the Indebtedness. This includes a garnishment of any of Grantor or Borrower's deposit accounts with Lender.

    Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or such Guarantor dies or becomes incompetent.

    Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

    RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this
    Agreement, at any time thereafter, Lender shall have all the rights of a secured party under the Colorado Uniform Commercial Code. In addition and without limitation, Lender may exercise any one or more of the following rights and remedies:

    Accelerate Indebtedness. Lender may declare the entire Indebtedness, including any prepayment penalty which Borrower would be required to pay, Immediately due and payable, without notice.

    Assemble Collateral. Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. Lender may require Grantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender. Lender also shall have full power to enter upon the property of Grantor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Grantor after repossession.

    Sell the Collateral. Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in its own name or that of Grantor. Lender may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor reasonable notice of the time after which any private sale or any other Intended disposition of the Collateral is to be made. The requirements of reasonable notice shall be met If such notice is given at least ten (10) days before the time of the sale or disposition. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the Indebtedness secured by this Agreement and shall be payable on demand, with Interest at the Note rate from date of expenditure until repaid.

    Appoint Receiver. To the extent permitted by applicable law, Lender shall have the following rights and remedies regarding the appointment of a receiver: (a) Lender may haw a receiver appointed as a maker of right, (b) the receiver may be an employee of Lender and may serve without bond, and (c) all fees of the receiver and his or her attorney shall become part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid. The receiver may be appointed by a court of competent jurisdiction upon ex parte application and without notice, notice being expressly waived.





    02-24-1997   COMMERCIAL SECURITY AGREEMENT
    Loan No (Continued)

    Page 4

    Collect Revenues Apply Accounts. Lender either itself or through a receiver may collect the payments rents income and revenues from the Collateral. Lender may at any time in its discretion transfer any Collateral into its own name or that of its nominee and receive the payments rents income and revenues therefrom and hold the same as security for the Indebtedness or apply it to payment of the Indebtedness in such order of preference as Lender may determine. Insofar as the Collateral consists of accounts general intangibles insurance policies instruments chattel paper choses in action or similar property Lender may demand collect receipt for settle compromise adjust sue for foreclose or realize on the Collateral as Lender may determine whether or not Indebtedness or Collateral is then due. For these purposes Lender may on behalf of and in the name of Grantor receive open and dispose of mail addressed to Grantor- change any address to which mail and payments are to be sent; and endorse notes checks drafts money orders documents of title instruments and items pertaining to payment shipment or storage of any Collateral. To facilitate collection Lender may notify account debtors and obligors on any Collateral to make payments directly to Lender.

    Obtain Deficiency. If Lender chooses to sell any or all of the Collateral Lender may obtain a Judgment against Borrower for any deficiency remaining on the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this Agreement Borrower shall be liable for a deficiency even if the transaction described In this subsection is a sale of accounts or chattel paper.

    Other Rights and Remedies. Lender shall have all the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code as may be amended from time to time. tn addition Lender shall have and may exercise any or all other rights and remedies it may have available at law in equity or otherwise.

    Cumulative Remedies. All of Lenders rights and remedies whether evidenced by this Agreement or the Related Documents or by any other writing shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy and an election to make expenditures or to take action to perform an obligation of Grantor or Borrower under this Agreement after Grantor or Borrower s failure to perform shall not affect Lender s right to declare a default and to exercise its remedies.

    MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

    Amendments. This Agreement together with any Related Documents constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

    Applicable Law. This Agreement has been delivered to Lender and accepted by Lender in the State of Colorado. If there is a lawsuit Grantor and Borrower agree upon Lender s request to submit to the Jurisdiction of the courts of the State of Colorado. Lender Grantor and Borrower hereby waive the right to any Jury trial in any action proceeding or counterclaim brought by either Lender Grantor or Borrower against the other This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado.

    Attorneys Fees; Expenses. Grantor and Borrower agree to pay upon demand all of Lenders costs and expenses including attorneys fees and Lenders legal expenses incurred in connection with the enforcement of this Agreement. Lender may pay someone else to help enforce this Agreement and Grantor and Borrower shall pay the costs and expenses of such enforcement. Costs and expenses include Lender s attorneys fees and legal expenses whether or not there is a lawsuit including attorneys fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction) appeals and any anticipated post-Judgment collection services. Grantor and Borrower also shall pay all court costs and such additional fees as may be directed by the court.

    Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

    Multiple Parties; Corporate Authority. All obligations of Grantor and Borrower under This Agreement shall be Joint and several and all references lo Borrower shall mean each and every Borrower and all references to Grantor shall mean each and every Grantor. This means that each of the Borrowers signing below is responsible for all obligations in this Agreement.

    Notices. All notices required to be given under this Agreement shall be given in writing may be sent by telefacsimilie and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail flrst class postage prepaid addressed to the party to whom the notice is to be given at The address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties specifying that the purpose of the notice is to change the partys address. To the extent permitted by applicable law if there is more than one Grantor or Borrower notice to any Grantor or Borrower will constitute notice to all Grantor and Borrowers. For notice purposes Grantor and Borrower will keep Lender informed at all times of Grantor and Borrower s current address(es).

    Power of Attorney. Grantor hereby appoints Lender as its true and lawful attorney-in-fact Irrevocably with full power of substitution to do the following: (a) to demand collect receive receipt for sue and recover all sums of money or other property which may now or hereafter become due owing or payable from the Collateral; (b) to execute sign and endorse any and all claims instruments receipts checks drafts or warrants issued in payment for the Collateral; (c) to settle or compromise any and all claims arising under the Collateral and in the place and stead of Grantor to execute and deliver its release and settlement for the claim; and (d) to file any claim or claims or to take any action or institute or take part in any proceedings either in its own name or in the name of Grantor or otherwise which In the discretion of Lender may seem to be necessary or advisable. This power is given as security for the Indebtedness and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Lender.

    Severability. If a court of competent Jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance such finding shall not render that provision Invalid or unenforceable as to any other persons or circumstances. If feasible any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however if the offending provision cannot be so modified it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

    Successor Interests. subject to the limitations set forth above on transfer of the Collateral this Agreement shall be binding upon and inure to the benefit of the parties their successors and assigns.

    Waiver. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender s right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender nor any course of dealing between Lender and Grantor shall constitute a waiver of any of Lenders rights or of any of Grantors obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

    EXHIBIT B . An exhibit titled exhibit B is attached to this Agreement and by this reference is made a part of this Agreement Just as if all the provisions terms and conditions of the Exhibit had been fully set forth in this Agreement.

02-24 1997     COMMERCIAL SECURITY AGREEMENT Page 5
    Loan No (Continued)


    BORROWER AND GRANTOR ACKNOWLEDGE HAVING READ ALL THE
  PROVISIONS OF THIS
    COMMERCIAL SECURITY AGREEMENT, AND BORROWER AND GRANTOR
  AGREE TO ITS
    TERMS. THIS AGREEMENT IS DATED FEBRUARY 24,1997.

    BORROWER:

    ELECTRONIC FAB TECHNOLOGY CORP., A COLORADO CORPORATION

    By: Jack Calderon
        JACK CALDERON, PRESIDENT & CEO

    By: Stuart W. Fuhlendorf
        STUART W. FUHLENDORF, CFO & TREASURER

    GRANTOR:
    ELECTRONIC FAB TECHNOLOGY CORP., A COLORADO CORPORATION

    By: Jack Calderon
        JACK CALDERON, PRESIDENT & CEO
    By: Stuart W. Fuhlendorf
        STUART W. FUHLENDORF, CFO & TREASURER

    CURRENT ELECTRONICS (WASHINGTON), INC., A WASHINGTON
  CORPORATION

    By: Jack Calderon
        JACK CALDERON, PRESIDENT & CEO
    By: Stuart W. Fuhlendorf
        STUART W. FUHLENDORF, VICE PRESIDENT

    CURRENT ELECTRONICS AN OREGON CORPORATION f/k/a CURRENT
  MERGER CORP.

    By: Jack Calderon
        JACK CALDERON, PRESIDENT & CEO
    By: Stuart W. Fuhlendorf
        STUART W. FUHLENDORF, VICE PRESIDENT

EXHIBIT "B"

    Principal $      Loan Date 02-24-1997  Maturity 05-24-1997  Loan
    No Call Collateral Account 2755863331 Officer 309 Initials References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

    Borrower:    ELECTRONIC FAB TECHNOLOGY CORP., A
            COLORADO CORPORATION
            7251 WEST 4TH STREET
            GREELEY, CO 80634

    Lender: BANK ONE, COLORADO, N.A.
            DOWNTOWN GREELEY BANKING CENTER
            2696 SOUTH COLORADO BLVD.
            DENVER, CO 80222



    This EXHIBIT "B" Is attached to and by this reference Is made a part of each Security Agreement, dated February 24,1997, and executed In connection with a loan or other financial accommodations between BANK ONE, COLORADO, N.A. and ELECTRONIC FAB TECHNOLOGY CORP., A
  COLORADO
    CORPORATION.

    ADDRESS OF LOCATION                   LEGAL PROPERTY DESCRIPTION

    1)      101 N. ELLIOTT  LOT 7, BLOCK 1, FLIGHTWAY INDUSTRIAL PARK
        NEWBERG, OREGON  97132                           TO THE CITY OF
  NEWBERG, YAMHILL COUNTY,
                                                           OREGON

    2) 120 S. ELLIOTT LOT 6, BLOCK 2, FLIGHTWAY INDUSTRIAL PARK NEWBERG, OR 97132 TO THE CITY OF NEWBERG, YAMHILL COUNTY,
                              OREGON

    3)      125 S. ELLIOTT  LOT 9, BLOCK 1, FLIGHTWAY INDUSTRIAL PARK
     NEWBERG, OR 97132      TO THE CITY OF NEWBERG, YAMHILL COUNTY,
                              OREGON

    4)      115 S. ELLIOTT  LOT 8, BLOCK 1, FLIGHTWAY INDUSTRIAL PARK
     NEWBERG, OR 97132      TO THE CITY OF NEWBERG, YAMHILL COUNTY,
                              OREGON

    5) 7966 ANDREWS STREET NE
     MOSES LAKE, WA 98837


    THIS EXHIBIT "B" IS EXECUTED ON FEBRUARY 24, 1997.

    X Jack Calderon                                   X Stuart W. Fuhlendorf


    LENDER:

    BANK ONE, COLORADO, N.A.
    By: Sam Leeper
        Authorized Officer

    LASEP. PR0, Reg. U.S. Pat. S T.M. Olt., Ver. 3.22b (c) 1997 CFI ProServices, Iric. All rights reserved. {CO-a80 F3.22 ELE2_KB2.LN C3.0VL





    BUSINESS LOAN AGREEMENT


    Principal $  Loan Date 02-24-1997  Maturity 06-05-1998   Loan No   Call
    Collateral   Account 2755863331  Officer
    309  Initials
    References in the shaded area are For Lender's use only and do not limit the applicability of this document to any particular loan or Item.

    Borrower:               ELECTRONIC FAB TECHNOLOGY CORP., A
            COLORADO CORPORATION
            7251 WEST 4TH STREET
            GREELEY, CO     80634
    Lender:                 BANK ONE, COLORADO, N.A.
            DOWNTOWN GREELEY BANKING CENTER
            2696 SOUTH COLORADO BLVD.
            DENVER, CO 80222

    THIS BUSINESS LOAN AGREEMENT between ELECTRONIC FAB
  TECHNOLOGY CORP., A
    COLORADO CORPORATION ( Borrower ) and BANK ONE, COLORADO, N.A.
  ("Lender)
    Is made and executed on the following terms and conditions. Borrower has received prior commercial loans from Lender or has applied to Lender tor a commercial loan or loans and other financial accommodations, Including those which may be described on any exhibit or schedule attached to this Agreement. All such loans and financial accommodations, together with all future loans and financial accommodations from Lender lo Borrower, are referred to In this Agreement Individually as the Loan and collectively as the Loans. Borrower understands and agrees that: (a) In granting, renewing, or extending any Loan, Lender Is relying upon Borrower s representations, warranties, and agreements, as sel forth In this Agreement; (b) the granting, renewing, or extending of any Loan by Lender at all times shall be subject to Lender s sole judgment and discretion; and (c) all such Loans shall be and shall remain subject to the following terms and conditions of this Agreement.

    TERM. This Agreement shall be effective as of February 24,1997, and shall continue thereafter until all Indebtedness of Borrower to Lender has been performed in full and the parties terminate this Agreement in writing.

    DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms In the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

    Agreement. The word "Agreement" means this Business Loan Agreement, as this Business Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan Agreement from time to time.

    Borrower. The word "Borrower" means ELECTRONIC FAB TECHNOLOGY
  CORP., A
    COLORADO CORPORATION. The word "Borrower also includes, as applicable, all subsidiaries and affiliates of Borrower as provided below in the paragraph titled Subsidiaries and Affiliates."

    CERCLA. The word "CERCLA means the Comprehensive Environmental
  Response,
    Compensation, and Liability Act of 1980, as amended.

    Cash Flow. The words "Cash Flow" mean net income after taxes, and exclusive of extraordinary gains and income, plus depreciation and amortization.

    Collateral. The word "Collateral means and includes without limitation all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factors lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

    Debt. The word debt means all of Borrowers liabilities excluding Subordinated Debt.

    ERISA. The word "ERISA"" means the Employee Retirement Income Security Act of 1974, as amended.

    Event of Default. The words "Event of Default mean and include without limitation any of the Events of Default set forth below in the section titled "EVENTS OF DEFAULT.

    Grantor. The word Grantor means and includes without limitation each and all of the persons or entities granting a Security Interest in any Collateral for the Indebtedness, Including without limitation all Borrowers granting such a Security Interest.

    Guarantor. The word Guarantor means and Includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with any Indebtedness.

    Indebtedness. The word Indebtedness" means and includes without limitation all Loans, together with all other obligations, debts and liabilities of Borrower to Lender, or any one or more of them, as well as all claims by Lender against Borrower, or any one or more of them; whether now or hereafter existing, voluntary or involuntary, due or not due, absolute or contingent, liquidated or unliquidated; whether Borrower may be liable individually or Jointly with others; whether Borrower may be obligated as a guarantor, surety, or otherwise; whether recovery upon such Indebtedness may be or hereafter may become barred by any statute of limitations; and whether such Indebtedness may be or hereafter may become otherwise unenforceable.

    Lender. The word "Lender" means BANK ONE, COLORADO, N A., its successors and assigns.

    Liquid Assets. The words "Liquid Assets" mean Borrower s cash on hand plus Borrower s readily marketable securities.

    Loan. The word "Loan" or "Loans means and includes without limitation any and all commercial loans and financial accommodations from Lender to Borrower, whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

    Note. The word Note means and includes without limitation Borrower s promissory note or notes, if any, evidencing Borrower s Loan obligations In flavor of Lender, as well as any substitute, replacement or refinancing note or notes therefor.

    Permitted Liens. The words "Permitted Liens mean: (a) liens and security interests securing Indebtedness owed by Borrower to Lender; (b) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (c) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent; (d) purchase money liens or purchase money security Interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure Indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled Indebtedness and Liens; (e) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing; and (f) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower s assets.

    Related Documents. The words "Related Documents mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

    Security Agreement. The words Security Agreement mean and include without limitation any agreements, promises, covenants, arrangements understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

    Security Interest. The words "Security Interest mean and include without limitation any type of collateral security, whether in the form of a lien, charge, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor s lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

    SARA. The word Sara means the Superfund Amendments and Reauthorization Act of 1986 as now or hereafter amended.

    Subordinated Debt. The words Subordinated Debt mean indebtedness and liabilities of Borrower which have been subordinated by written agreement to Indebtedness owed by Borrower to Lender in form and substance acceptable to Lender.

    Tangible Net Worth. The words "Tangible Net Worth mean Borrowers total assets excluding all intangible assets (I.e., goodwill, trademarks, patents, copyrights, organizational expenses, and similar Intangible Items, but including leaseholds and leasehold improvements) less total Debt.

    Working Capital. The words Working Capital mean Borrower s current assets, excluding prepaid expenses, less Borrower s current liabilities.

    CONDITIONS PRECEDENT TO EACH ADVANCE. Lenders obligation to make the
    Initial Loan Advance and each subsequent Loan Advance under this Agreement shall be subject to the fulfillment to Lenders satisfaction of all of the conditions set forth In this Agreement and In the Related Documents.

    Loan Documents. Borrower shall provide to Lender in form satisfactory to Lender the following documents for the Loan: (a) the Note, (b)
    Security Agreements granting to Lender security interests in the Collateral, (c) Financing Statements perfecting Lenders Security Interests, (d)






    02-24-1997              BUSINESS LOAN AGREEMENT
    Loan No (Continued)


    Page 2

    evidence of insurance as required below; and (e) any other documents required under this Agreement or by Lender or its counsel Including without limitation any guaranties described below.

    Borrowers Authorization. Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions duly authorizing the execution and delivery of this Agreement the Note and the Related Documents and such other authorizations and other documents and instruments as Lender or its counsel in their sole discretion may require.

    Payment of Fees and Expenses. Borrower shall have paid to Lender all fees charges and other expenses which are then due and payable as specified in this Agreement or any Related Document.

    Representations and Warranties. The representations and warranties set forth in this Agreement in the Related Documents and in any document or certificate delivered to Lender under this Agreement are true and correct.

    No Event of Default. There shall not exist at the time of any advance a condition which would constitute an Event of Default under this Agreement.

    REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to
    Lender as of the date of this Agreement as of the date of each disbursement of Loan proceeds as of the date of any renewal extension or modification of any Loan and at all times any Indebtedness exists:

    Organization. Borrower is a corporation which is duly organized validly existing and in good standing under the laws of the State of Colorado and is validly existing and in good standing in all states in which Borrower is doing business. Borrower has the full power and authority to own its properties and to transact the businesses in which It is presently engaged or presently proposes to engage. Borrower also is duly qualified as a foreign corporation and is in good standing in all states in which the failure to so qualify would have a material adverse effect on its businesses or financial condition.

    Authorization. The execution, delivery and performance of this Agreement and all Related Documents by Borrower to the extent to be executed delivered or performed by Borrower have been duly authorized by all necessary action by Borrower; do not require the consent or approval of any other person regulatory authority or governmental body; and do not conflict with result in a violation of or constitute a default under (a) any provision of its articles of incorporation or organization or bylaws or any agreement or other Instrument binding upon Borrower or (b) any law governmental regulation court decree or order applicable to Borrower.

    Financial Information. Each financial statement of Borrower supplied to Lender truly and completely disclosed Borrowers financial condition as of the date of the statement and there has been no material adverse change in Borrowers financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed In such financial statements.

    Legal effect. THIS Agreement constitutes and any instrument or agreement required hereunder to be given by Borrower when delivered will constitute legal valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

    Properties. Except as contemplated by this Agreement or as previously disclosed in Borrower s financial statements or in writing to Lender and as accepted by Lender and except for property tax liens for taxes not presently due and payable Borrower owns and has good title to all of Borrowers properties free and clear of all Security Interests and has nol executed any security documents or financing statements relating to such properties. All of Borrower s properties are titled In Borrower s legal name and Borrower has not used or filed a financing statement under any other name for at least the last five (5) years.

    Hazardous Substances. The terms hazardous waste hazardous substance disposal release and threatened release as used in this Agreement shall have the same meanings as set forth in the "CERCLA SARA the Hazardous Materials Transportation Act 49 U.S.C. Section 1801 et seq. the Resource Conservation and Recovery Act 42 U.S.C. Section 6901 et seq. or other applicable slate or Federal laws rules or regulations adopted pursuant to any of the foregoing. Except as disclosed to and acknowledged by Lender In writing Borrower represents and warrants that: (a) During the period of Borrowers ownership of the properties there has been no use generation manufacture storage treatment disposal release or threatened release of any hazardous waste or substance by any person on under about or from any of the properties. (b) Borrower has no knowledge of or reason to believe that there has been (i) any use generation manufacture storage treatment disposal release or threatened release of any hazardous waste or substance on under about or from the properties by any prior owners or occupants of any of the properties or (li) any actual or threatened litigation or claims of any kind by any person relating to such matters. (c) Neither Borrower nor any tenant contractor agent or other authorized user of any of the properties shall use generate manufacture store treat dispose of or release any hazardous waste or substance on under about or from any of the properties; and any such activity shall be conducted in compliance with all applicable federal state and local laws regulations and ordinances including without limitation those laws regulations and ordinances described above. Borrower authorizes Lender and its agents to enter upon the properties to make such inspections and tests as Lender may deem appropriate to determine compliance of the properties with this section of the Agreement. Any inspections or tests made by Lender shall be at Borrower s expense and for Lender s purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrowers due diligence in ~~investigating the properties for hazardous waste and hazardous substances. Borrower hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws and (b) agrees to indemnify and hold harmless Lender against any and all claims losses liabilities damages penalties and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use generation manufacture storage disposal release or threatened release occurring prior to Borrower s ownership or interest in the properties whether or not the same was or should have been known to Borrower. The provisions of this section of the Agreement including The obligation lo indemnify shall survive the payment of the Indebtedness and the termination or expiration of this Agreement and shall not be affected by Lenders acquisition of any interest in any of the properties whether by foreclosure or otherwise.

    Litigation and Claims. No litigation claim investigation administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened and no other event has occurred which may materially adversely affect Borrowers financial condition or properties other than litigation claims or other events if any that have been disclosed to and acknowledged by Lender in writing.

    Taxes. To the best of Borrower s knowledge all tax returns and reports of Borrower that are or were required to be filed have been filed and all taxes assessments and other governmental charges have been paid in full except those presently being or to be contested by Borrower In good faith in the ordinary course of business and for which adequate reserves have been provided.

    Lien Priority. Unless otherwise previously disclosed to Lender in writing Borrower has not entered into or granted any Security Agreements or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrowers Loan and Note that would be prior or that may in any way be superior to Lenders Security Interests and rights in and to such Collateral.

    Binding Effect. This Agreement the Note all Security Agreements directly or indirectly securing repayment of Borrower s Loan and Note and all of the Related Documents are binding upon Borrower as well as upon Borrowers successors representatives and assigns and are legally enforceable in accordance with their respective terms.

    Commercial Purposes. Borrower intends to use the Loan proceeds solely for business or commercial related purposes.

    Employee Benefit Plans. Each employee benefit plan as to which Borrower may have any liability complies in all material respects with all applicable requirements of law and regulations and (i) no Reportable Event nor Prohibited Transaction (as defined In ERISA) has occurred with respect to any such plan (ii) Borrower has not withdrawn from any such plan or initiated steps to do so (iii) no steps have been taken to terminate any such plan and (iv) there are no unfunded liabilities other than those previously disclosed to Lender In writing.

    Location of Borrower s Offices and Records. Borrower s place of business or Borrower s Chief executive office if Borrower has more than one place of business Is located at 7251 WEST 4TH STREET GREELEY CO 80634.
  Unless
    Borrower has designated otherwise in writing this location Is also the office or offices where Borrower keeps its records concerning The Collateral.

    Information. All Information heretofore or contemporaneously herewith furnished by Borrower to Lender for the purposes of or in connection with this Agreement or any transaction contemplated hereby is and all Information hereafter furnished by or on behalf of Borrower to Lender will be true and accurate in every material respect on the date as of which such information is dated or certified; and none of such Information is or will be incomplete by omitting to state any material fact necessary to make such Information not misleading.

    Survival of Representations and Warranties. Borrower understands and agrees that Lender without independent Investigation is relying upon the above representations and warranties in extending Loan Advances lo Borrower. Borrower further agrees that the foregoing representations and warranties shall be continuing in nature and shall remain in full force and effect until such time as Borrowers Indebtedness shall be paid in full or until this Agreement shall be terminated In the manner provided above whichever is the last to occur.

    AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect Borrower will:

    Litigation. Promptly Inform Lender in writing of (a) all material adverse changes In Borrowers financial condition and (b) all existing and all threatened litigation claims Investigations administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

    Financial Records. Maintain its books and records In accordance with generally accepted accounting principles applied on a consistent basis,







    02 24-1997              BUSINESS LOAN AGREEMENT
    Loan No (Continued)



    Page 3

    and permit Lender to examine and audit Borrower s books and records at all reasonable times.

    Additional Information. Furnish such additional information and statements, lists of assets and liabilities, agings of receivables and payables, inventory schedules, budgets, forecasts, tax returns, and other reports with respect to Borrowers financial condition and business operations as Lender may request from time to time. S

    Financial Covenants and Ratios. Comply with the following covenants and ratios: Except as provided above, all computations made to determine compliance with the requirements contained in this paragraph shall be made in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct.

    Insurance. Maintain fire and other risk insurance, public liability Insurance, and such other insurance as Lender may require with respect to Borrowers properties and operations, in form, amounts, coverages and with insurance companies reasonably acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be canceled or diminished without at least ten (10) days prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such loss payable or other endorsements as Lender may require.

    Insurance Reports. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy; (d) the properties insured; (e) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (f) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually) Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

    Guaranties. Prior to disbursement of any Loan proceeds, furnish executed guaranties of the Loans in favor of Lender, on Lender s forms, and in the amounts and by the guarantors named below:

    Guarantors Amounts

    CURRENT ELECTRONICS (WASHINGTON), INC., A WASHINGTON
    CORPORATION Unlimited
    CURRENT ELECTRONICS, INC., AN OREGON CORPORATION f/k/a CURRENT MERGER CORP. Unlimited

    Other Agreements. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

    Loan Proceeds. Use all Loan proceeds solely for Borrowers business operations, unless specifically consented to the contrary by Lender in writing.

    Taxes, Charges and Liens. Pay and discharge when due all of its indebtedness and obligations, including without limitations all assessments taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrowers properties, income, or profits. Provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long ss (a) the legality of the same shall be contested in good faith by appropriate proceedings, and (b) Borrower shall have established on its books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with generally accepted accounting practices. Borrower, upon demand of Lender, will furnish to Lender evidence of payment of the assessments, taxes, charges, levies, liens and claims and will authorize the appropriate governmental official to deliver to Lender at any time a written statement of any assessments, taxes, charges, levies, liens and claims against Borrower s properties, income, or profits.

    Performance. Perform and comply with all terms, conditions, and provisions set forth in this Agreement and in the Related Documents in a timely manner, and promptly notify Lender if Borrower learns of the occurrence of any event which constitutes an Event of Default under this Agreement or under any of the Related Documents.

    Operations. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs In a reasonable and prudent manner and in compliance with all applicable federal, state and municipal laws, ordinances, rules and regulations respecting its properties, charters, businesses and operations, including without limitation, compliance with the Americans With Disabilities Act and with all minimum funding standards and other requirements of ERISA and other Iaws applicable to Borrowers employee benefit plans.

    Inspection. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrowers other properties and to examine or audit Borrowers books, accounts, and records and to make copies and memoranda of Borrowers books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower s expense.

    Compliance Certificate. Unless waived in writing by Lender, provide Lender at least annually and at the time of each disbursement of Loan proceeds with a certificate executed by Borrowers chief financial officer, or other officer or person acceptable to Lender, certifying that the representations and warranties set forth in this Agreement are true and correct ss of the date of the certificate and further certifying that, as of the date of the certificate, no Event of Default exists under this Agreement.

    Environmental Compliance and Reports. Borrower shall comply in all respects with all environmental protection federal, state and local laws, statutes, regulations and ordinances; not cause or permit to exist, as a result of an intentional or unintentional action or omission on its part or on the part of any third party. on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrowers part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

    Additional Assurances. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

    NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of Lender:

    Indebtedness and Liens. (a) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including capital leases, (b) except as allowed as a Permitted Lien, sell transfer, mortgage, assign, pledge, lease, grant a security Interest in, or encumber any of Borrowers assets, or (c) sell with recourse any of Borrowers accounts, except to Lender.

    Continuity of Operations. (a) Engage in any business activities substantially different than those in which Borrower is presently engaged, (b) cease operations, liquidate, merge, transfer, acquire w consolidate with any other entity, change ownership, change Its name, dissolve or transfer or sell Collateral out of the ordinary course of business, (c) pay any dividends on Borrower s stock (other than dividends payable in its stock) provided, however that notwithstanding the foregoing, but only so long as no Event of Default has occurred and is continuing or would result from the payment of dividends, if Borrower is a Subchapter S Corporation (ss defined in the Internal Revenue Code of 1986, ss amended), Borrower may pay cash dividends on its stock to its shareholders from time to Time in amounts necessary to enable the shareholders to pay income taxes and make estimated income tax payments to satisfy their liabilities under federal and state law which arise solely from their status ss Shareholders of a Subchapter S Corporstion because of their ownership of shares of stock of Borrower, or (d) purchase or Retire any of Borrower s outstanding shares or alter or amend Borrowers capital structure.

    Loans, Acquisitions and Guaranties. (a) Loan, Invest in or advance money or assets, (b) purchase, create or acquire any interest in any other enterprise or entity, or (c) incur any obligation as surety or guarantor other than in the ordinary course of business.

    CESSATION OF ADVANCES. If Lender has made any commitment to make any
    Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if: (a) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender; (b) Borrower or any Guarantor becomes Insolvent, hies a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (c) there occurs a material adverse change in Borrowers financial condition, In the financial condition of any Guarantor, or In the value of any Collateral securing any Loan; or (d) any Guarantor seeks, claims or otherwise attempts to limit, modify, or revoke such Guarantor s guaranty of the Loan or any other loan with Lender.






    02-24-1997              BUSINESS LOAN AGREEMENT
    Loan No (Continued)

    Page 4

    EXHIBIT A . An exhibit, titled "EXHIBIT A"," Is attached to this Agreement and by this reference is made a part of this Agreement just as if all the provisions, terms and conditions of the Exhibit had been fully set forth in this Agreement.

    RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security Interest In, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrowers right, title and interest in and to, Borrowers accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however ail IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts.

    EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

    Default on Indebtedness. Failure of Borrower to make any payment when due on the Loans.

    Other Defaults. Failure of Borrower or any Grantor to comply with or to perform when due any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents, or failure of Borrower to comply with or to perform any other term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

    Default In Favor of Third Parties. Should Borrower or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrowers property or Borrowers or any Grantors ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

    False# Statements. Any warranty, representation or statement made or furnished to Lender by or on behalf of Borrower or any Grantor under this Agreement or the Related Documents is false or misleading in any material respect at the time made or furnished, or becomes false or misleading at any time thereafter.

    Detective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any Security Agreement to create a valid and perfected Security Interest) at any time and for any reason.

    Insolvency. The dissolution or termination of Borrower s existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrowers property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

    Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help repossession or any other method, by any creditor of Borrower, any creditor of any Grantor against any collateral securing the Indebtedness, or by any governmental agency. This includes a garnishment, attachment, or levy on or of any of Borrower s deposit accounts with Lender.

    Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

    Change In Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

    Adverse Change. A material adverse change occurs In Borrowers financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

    EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make Loan Advances or disbursements), and, at Lenders option, all indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender s rights and remedies shalt be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender s right to declare a default and to exercise its rights and remedies.

    MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

    Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

    Applicable Law. This Agreement has been delivered to Lender and accepted by Lender In the State of Colorado. If there Is a lawsuit, Borrower agrees upon Lender s request to submit to the jurisdiction of the courts of Weld County, the State of Colorado. Lender and Borrower hereby waive the right to any jury trial In any action, proceeding, or counterclaim brought by either Lender or Borrower against the other. This Agreement shall be governed by and construed In accordance with The laws of the State of Colorado.

    Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

    Multiple Parties; Corporate Authority. All obligations of Borrower under this Agreement shall be joint and several, and all references to Borrower shall mean each and every Borrower. This means that each of the Borrowers signing below Is responsible for all obligations In this Agreement.

    Consent lo Loan Participation. Borrower agrees and consents to Lenders sale or transfer, whether now or later, of one or more participation interests in the Loans to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating lo The Loan, and Borrower hereby waives any rights to privacy it may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation Interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests In the Loans and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrowers obligation under the Loans irrespective of the failure or insolvency of any holder of any Interest in the Loans. Borrower further agrees that the purchaser of any such participation interests may enforce its interests Irrespective of any personal claims or defenses that Borrower may have against Lender.

    Costs and Expenses. Borrower agrees to pay upon demand all of Lenders expenses, Including without limitation attorneys fees, incurred in connection with the preparation, execution, enforcement, modification and collection of this Agreement or in connection with the Loans made pursuant to this Agreement. Lender may pay someone else to help collect the Loans and to enforce this Agreement, and Borrower will pay that amount. This includes, subject to any limits under applicable law, Lender s attorneys fees and Lender s legal expenses, whether or not there is a lawsuit, including attorneys fees for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated postjudgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law.

    Notices. All notices required to be given under this Agreement shall be given in writing, may be sent by telefacsimilie, and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party s address. To the extent permitted by applicable law, if there is more than one Borrower, notice to any Borrower will constitute notice to all Borrowers. For notice purposes, Borrower will keep Lender informed at all times of Borrower s current address(es).

    Severability. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, If The offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

    Subsidiaries and Affiliates of Borrower. To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word ""Borrower" as used herein shall include all subsidiaries and affiliates of Borrower. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any subsidiary or affiliate of Borrower.

    Successors and Assigns. All covenants and agreements contained by or on behalf of Borrower shall bind its successors and assigns and shall, inure to the benefit of Lender, Its successors and assigns. Borrower shall not, however, have the right to assign its rights under this Agreement or any Interest therein, without the prior written consent of Lender.

    Survival. All warranties, representations, and covenants made by Borrower in this Agreement or in any certificate or other Instrument delivered by Borrower to Lender under this Agreement shall be considered to have been relied upon by Lender and will survive the making of the loan and delivery to Lender of the Related Documents, regardless of any investigation made by Lender or on Lender s behalf.


    02-24-1997              BUSINESS LOAN AGREEMENT
    Loan No
    Page 5

    (continued)


    Time is of the Essence. Time Is of The essence In The performance of this Agreement.

    Waiver. Lender shall nol be deemed lo have waived any rights under This Agreement unless such waiver Is given in writing and signed by Lender. No delay or omission on The part of Lender In exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender s right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender nor any course of dealing between Lender and Borrower or between Lender and any Grantor shall constitute a waiver of any of Lenders rights or of any obligations of Borrower or of any Grantor as lo any future transactions. Whenever the consent of Lender Is required under This Agreement The granting of such consent by Lender In any Instance shall not constitute continuing consent in subsequent Instances where such consent is required and In all cases such consent may be granted or withheld In The sole discretion of Lender.

    BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF
  THIS BUSINESS
    LOAN AGREEMENT AND BORROWER AGREES TO ITS TERMS. THIS
  AGREEMENT IS DATED
    AS OF FEBRUARY 24 1997.

    BORROWER(S):

    ELECTRONIC FAB TECHNOLOGY CORP., A COLORADO CORPORATION

    By:    Jack Calderon
          JACK CALDERON, PRESIDENT AND CEO

    By:    Stuart W. Fuhlendorf
          STUART W. FUHLENDORF, CFO & TREASIRER

    CURRENT ELECTRONICS (WASHINGTON) INC., A WASHINGTON
  CORPORATION

    By:    Jack Calderon
     JACK CALDERON, PRESIDENT & CEO

    By:    Stuart W. Fuhlendorf
     STUART W. FUHLENDORF, VICE PRESIDENT

    CURRENT ELECTRONICS, INC., AN OREGON CORPORATION f/k/a/
  CURRENT MERGER
    CORP.

    By:    Jack Calderon
          JACK CALDERON, PRESIDENT & CEO

    By:    Stuart W. Fuhlendorf
     STUART W. FUHLENDORF, VICE PRESIDENT

    LENDER:

    BANK ONE, COLORADO, N.A.

    By:   Sam Leeper
        Authorized Officer

    LASERPRO,Reg.U.S.Pal.&T.M.Oll.,Ver.3.22bp)1997CFIProServlcer,lnc.
    Allrlghlarererved.lCO-C40F3.22ELE1_KB2,LNC3.0VLl